EXHIBIT  32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Network Installation Corporation, a Nevada corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report for the quarter ended March 31, 2005 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/  Jeffrey  R.  Hultman
--------------------------------------
Jeffrey  R.  Hultman
Chief  Executive  Officer
Dated:  May  24,  2005







/s/  Michael  V.  Rosenthal
--------------------------------------
Michael  V.  Rosenthal
Chief  Financial  Officer
Dated:  May  24,  2005









The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.